Acquisitions	12 Months Ended
Sep. 30, 2011
Acquisitions [Abstract]
Acquisitions
Note B: Acquisitions
On December 31, 2008, we acquired through a merger all of the capital stock of Value Financial Services, Inc. (“VFS”). The following table provides information related to the acquisition:

Fiscal Year Ended
September 30, 2009
(In thousands except store counts)
Pawn stores acquired	67

Consideration:
Cash	$13,590
Equity instruments (4.1 million shares of Class A Non-voting stock at $15.92 per share)	64,609

Fair value of total consideration transferred	78,199

Capitalized acquisition costs	894
Cash acquired	(1,410)

Total purchase price	77,683

Assumed debt	30,385

Total acquisition costs	$108,068

Current assets:
Pawn loans	$17,886
Pawn service charges receivable	3,491
Inventory	16,265
Deferred tax asset	4,394
Prepaid expenses and other assets	1,438

Total current assets	43,474

Property and equipment	5,584
Deferred tax asset, non-current	690
Goodwill	61,877
Other assets	5,719

Total assets	$117,344

Current liabilities:
Current maturities of long-term debt	$(4,000)
Accounts payable and other accrued expenses	(8,404)
Customer layaway deposits	(872)

Total current liabilities	(13,276)

Long-term debt	(26,385)

Total liabilities	(39,661)

Net assets acquired	$77,683

Goodwill recorded in U.S. Pawn segment	$61,877
Goodwill deductible for tax purposes	—
Indefinite lived intangible assets acquired:
Trademark and trade names	$4,870
Definite lived intangible assets acquired:
Favorable lease asset	$644
We estimated the fair value of the stock issued in the acquisition based on the average daily closing market price of our stock from two days before to two days after the announcement of the merger agreement. Since the date of acquisition, the total purchase price increased approximately $0.3 million due to additional transaction related costs identified after the point of acquisition.
As we expect to use the trademark and trade names indefinitely, they are not amortized but are tested at least annually for potential impairment. We are amortizing the favorable lease assets over the related lease terms used for straight-line rent purposes.
The factors contributing to the recognition of goodwill were based on several strategic and synergistic benefits we expect to realize from the acquisition. These benefits include a greater presence in prime pawn markets including making us the largest pawn store operator in Florida, expected administrative savings, increased scale and the ability to implement certain processes and practices at the acquired company in our existing and future operations.
The total purchase price presented above excludes contingent consideration paid under the terms of the acquisition, which depended on the price at which VFS shareholders sold their EZCORP shares. After the closing of the acquisition, we paid $10.7 million of contingent consideration to VFS shareholders related to the sale of approximately 3.9 million EZCORP shares. In accordance with accounting rules for contingent payments based on the acquirer’s stock price, all contingent consideration paid was recorded as a reduction of the additional paid-in capital recorded with the stock issuance and did not change the total recorded purchase price.
The results of the acquired stores have been consolidated with our results since their acquisition. The following table summarizes unaudited pro forma condensed combined statements of operations assuming the acquisition had occurred on the first day of fiscal 2009. Although VFS’s historical fiscal year ended on a different date than that of EZCORP, all VFS data included in the pro forma information are actual amounts for the periods indicated.
We have realized operating synergies and administrative savings. These come primarily from using the best practices from EZCORP and VFS in each business, economies of scale, reduced administrative support staff and the closure of VFS’s corporate offices. The pro forma information does not include any potential operating efficiencies or cost savings from expected synergies. The pro forma information is not necessarily an indication of the results that would have been achieved had the acquisition been completed as of the date indicated or that may be achieved in the future.
The following table presents unaudited consolidated pro forma information as if the VFS acquisition had occurred on October 1, 2009:

Fiscal Year Ended
September 30, 2009
(In thousands)
Total revenues	$634,693
Net revenues	380,020
Net income	70,358
The following table provides information related to the acquisitions of domestic and foreign pawn lending locations made during the years ended September 30, 2011, 2010 and 2009 (excluding locations acquired in connection with the acquisition described above related to Value Financial Services):

	Fiscal Years Ended September 30,
	2011	2010	2009
	(In thousands except store counts)
Number of asset purchase acquisitions	9	5	1
Number of stock purchase acquisitions	3	—	—

U.S. pawn stores acquired	34	16	11
Mexico pawn stores acquired	6	—	—

Total pawn stores acquired	40	16	11

Consideration:
Cash	$69,977	$22,507	$17,124
Equity instruments	7,304	—	17,250

Fair value of total consideration transferred	77,281	22,507	34,374

Capitalized acquisition costs	—	—	178
Acquisition related costs included in administrative expenses	(920)	(643)	—
Cash acquired	(1,138)	(58)	(117)

Total purchase price	$75,223	$21,806	$34,435

Current assets:
Pawn loans	$8,572	$2,700	$5,442
Signature loans	710	—	55
Auto title loans	—	—	1,105
Service charges and fees receivable	1,270	379	1,322
Inventory	4,838	1,542	2,860
Deferred tax asset	461	223	334
Prepaid expenses and other assets	728	66	79

Total current assets	16,579	4,910	11,197

Property and equipment	1,051	387	392
Goodwill	56,703	15,870	16,297
Other assets	2,558	1,057	6,711

Total assets	76,891	$22,224	$34,597

Current liabilities:
Accounts payable and other accrued expenses	$(1,176)	$(93)	$(27)
Customer layaway deposits	(182)	(102)	(135)
Other current liabilities	(26)	—	—

Total current liabilities	(1,384)	(195)	(162)

Deferred tax liability	(284)	(223)	—

Total liabilities	(1,668)	(418)	(162)

Net assets acquired	$75,223	$21,806	$34,435

Goodwill deductible for tax purposes	$34,376	$15,870	$16,297
Goodwill recorded in U.S. Pawn Segment	53,555	15,870	16,297
Goodwill recorded in Empeño Fácil segment	3,148	—	—

Indefinite lived intangible assets acquired:
Pawn licenses	$—	$607	$6,680
Definite lived intangible assets acquired:
Favorable lease asset	$111	$—	$—
Non-compete agreements	769	420	—
The fiscal year 2011 acquisitions in the table above include an acquisition of the trademark and licensing rights for Cash Converters in Canada, in which no goodwill was acquired. The factors contributing to the recognition of goodwill were based on several strategic and synergistic benefits we expect to realize from the acquisitions. These benefits include our initial entry into Chicago, Iowa, Wisconsin, Utah, Hidalgo and Tlaxcala in addition to a greater presence in the prime pawn market of Florida and the ability to further leverage our expense structure through increased scale.
All stores were acquired as part of our continuing strategy to acquire pawn stores to enhance and diversify our earnings. Transaction related expenses were not material and were expensed as incurred. The results of all acquired stores have been consolidated with our results since their acquisition. The purchase price allocation of stores acquired in the most recent twelve months is preliminary as we continue to receive information regarding the acquired assets. Pro forma results of operations have not been presented because the acquisitions were not significant on either an individual or an aggregate basis, and it is not practicable to do so, as historical audited financial statements are not readily available.